Inventories (Notes)	12 Months Ended
Jan. 02, 2016
Inventory Disclosure [Abstract]
Inventories
Inventories

Inventories consisted of the following (in thousands):

	January 2, 2016	January 3, 2015
Raw materials	$9,349	$10,220
Work in progress	48	411
Finished goods	77,203	42,904
	$86,600	$53,535

Our finished goods inventory, as of January 2, 2016, was comprised of $22.5 million of finished beds, including retail display beds and deliveries in-transit to those customers who have utilized home delivery services, $40.3 million of finished components that were ready for assembly for the completion of beds, and $14.4 million of retail accessories.

Our finished goods inventory, as of January 3, 2015, was comprised of $20.4 million of finished beds, including retail display beds and deliveries in-transit to those customers who have utilized home delivery services, $14.7 million of finished components that were ready for assembly for the completion of beds, and $7.8 million of retail accessories.